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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 28, 2003
                        (Date of earliest event reported)

                         Commission file number: 0-20167

                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


MICHIGAN                                                     38-2062816
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No)

130 SOUTH CEDAR STREET, MANISTIQUE, MI                       49854
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (800) 200-7032




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 25, 2003, North Country Financial Corporation, the holding company for North Country Bank and Trust, issued a press release announcing that, effective July 28, 2003, Mr. C. James Bess was appointed President and Chief Executive Officer of the Corporation and the Bank. Mr. Bess is replacing Mr. Louis J. Hollow who announced his retirement.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH COUNTRY FINANCIAL CORPORATION


Date: August 5, 2003                     By: /s/ William T. Fitzgerald, Jr.
                                            ------------------------------------
                                         William T. Fitzgerald, Jr.
                                         Chief Financial Officer